AMENDMENT NO. 3 TO SUBSIDIARY GUARANTY

         THIS AMENDMENT, dated as of July 30, 1998, by (i) each of the Guarantors which is a party to the Subsidiary Guaranty referred to below (the "Original Guarantors"); (ii) the following additional Subsidiary of the Company, CSSC, INC., an Arizona corporation (together with its successors and assigns, the "Additional Subsidiary Guarantor"); and (iii) KEYBANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent (the "Administrative Agent") under the Credit Agreement referred to in the Subsidiary Guaranty identified below:

         PRELIMINARY STATEMENTS:

         (1) The Original Guarantors have heretofore entered into the Subsidiary Guaranty, dated as of May 21, 1997, in favor of the Administrative Agent as amended by Amendment No. 1 thereto, dated as of June 2, 1997, and Amendment No. 2 thereto, dated as of July 15, 1997, (as so amended, the "Subsidiary Guaranty"; with the terms defined therein, or the definitions of which are incorporated therein, being used herein as so defined).

         (2) The parties hereto desire to amend certain of the terms and provisions of the Subsidiary Guaranty, all as more fully set forth below.

         NOW, THEREFORE, the parties hereby agree as follows:

         1. Joinder of Additional Subsidiary Guarantor. Effective upon the execution and delivery of this Amendment, the Additional Subsidiary Guarantor hereby joins in and becomes a party to the Subsidiary Guaranty, as amended hereby, as a Guarantor thereunder as fully as if it had been an original signatory to the Subsidiary Guaranty. All representations, warranties, covenants, agreements and waivers contained in the Subsidiary Guaranty, as amended hereby, applicable to Guarantors thereunder shall apply to the
Additional Subsidiary Guarantor from and after the date of execution and delivery of this Amendment.

         2. Additions to Schedule 1. Schedule 1 to the Subsidiary Guaranty is amended by the addition of the following information:

                  CSSC, Inc.
                  c/o Safety Components International, Inc.
                  2160 N. Central Road
                  Fort Lee, New Jersey 07024
                           Attn: Chief Financial Officer

         3. Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Subsidiary Guaranty, and except as expressly modified and superseded by this Amendment, the terms and provisions of the Subsidiary Guaranty are ratified and confirmed and shall continue in full force and effect.

         4. Miscellaneous. The terms and provisions of sections 13, 14, 15, 16, 20, 22, 23 and 24 of the Subsidiary Guaranty are hereby incorporated into this Amendment as if set forth in full herein, except that references in such incorporated terms and provisions to "this Guaranty", "herein", "hereby" and words of similar import shall be deemed to refer to this Amendment instead of the Subsidiary Guaranty.



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                          AUTOMOTIVE SAFETY COMPONENTS
                          INTERNATIONAL, INC.


                          By: _________________________________
                              Executive Vice President


                          ASCI HOLDINGS GERMANY (DE), INC.


                          By: _________________________________
                              Executive Vice President


                          ASCI HOLDINGS CZECH (DE), INC.


                          By: _________________________________
                              Executive Vice President


                          ASCI HOLDINGS MEXICO (DE), INC.


                          By: _________________________________
                              Executive Vice President


                          ASCI HOLDINGS U.K. (DE), INC.


                          By: _________________________________
                              Executive Vice President


                          ASCI HOLDINGS ASIA (DE), INC.


                          By: _________________________________
                              Executive Vice President


                          VALENTEC SYSTEMS, INC.


                          By: _________________________________
                              Executive Vice President

                          GALION, INC.


                          By: _________________________________
                              Executive Vice President


                          VALENTEC INTERNATIONAL CORPORATION, LLC


                          By: _________________________________
                              Executive Vice President


                          SAFETY COMPONENTS FABRIC TECHNOLOGIES, INC.


                          By: _________________________________
                              Executive Vice President


                          CSSC, INC.


                          By: _________________________________
                              Executive Vice President


                          KEYBANK NATIONAL ASSOCIATION,
                          as Administrative Agent


                          By: _________________________________
                              Vice President